Federated Hermes MDT Large Cap Growth ETF
A Portfolio of Federated Hermes ETF Trust
(NYSE Arca FLCG)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITONAL INFORMATION DATED JULY 26, 2024
The purpose of this Supplement is to announce that the Board of Trustees of Federated Hermes ETF Trust (the “Trust”) has approved a proposal to change the above-mentioned Fund’s diversification policy, changing from a diversified company to a non-diversified company, subject to shareholder approval.
The Board of Trustees also established August 19, 2024, as the record date for majority shareholder consent action to be determined on August 23, 2024. As an affiliate of the Fund’s adviser currently holds a large majority of the Fund’s shares and is expected to continue to hold a majority as of the record date, it is expected that the proposed change will be approved by written consent in lieu of a shareholder meeting and that no proxy or solicitation will be necessary. Additional information will be provided following shareholder approval. This Supplement is not a proxy and is not soliciting any proxy.
Currently, as a diversified company under the Investment Company Act of 1940, as amended (the “1940 Act”), at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of the Fund’s assets.
As a non-diversified company under the 1940 Act, the Fund would no longer be subject to the above restriction, although the Fund would continue to comply with the tax diversification requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended. A non-diversified company is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund, which means that the Fund would be more exposed to the risk that poor performance by a single issuer could adversely affect the Fund’s performance than would a fund that invests in a larger number of issuers. The Fund seeks long-term capital appreciation by investing primarily in common stocks of large capitalization (large-cap) U.S. companies with higher forecasted growth values relative to the market. The Fund pursues its investment objective, in part, by utilizing an actively managed large cap growth approach by selecting most of its investments from companies listed in the Russell 1000® Growth Index (the “Index”), although the Fund is not designed to track the overall composition or returns of the Index. The proposed change to the Fund’s diversification classification is intended to provide the Fund with greater long-term flexibility in executing its investment objective at times when the weightings of individual issuers in the Index exceed the diversification limits under the 1940 Act. The change in diversification policy is not expected to substantially affect the Fund’s pursuit of its investment objective, rather enabling the Fund’s adviser to continue actively managing the Fund’s investment strategy using the Fund’s quantitative model.
If the proposed change to the Fund’s diversification policy is approved by shareholders, it is expected to become effective on August 26, 2024, at which time the Fund’s prospectus and statement of additional information will be updated to reflect the Fund’s non-diversified status and the risks related to operating as a non-diversified fund.
August 9, 2024

Federated Hermes MDT Large Cap Growth ETF
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456843 (8/24)
© 2024 Federated Hermes, Inc.